Exhibit 10.65


                    AMENDMENT NO. 1 TO NOTE, PREFERRED STOCK
                         AND WARRANT PURCHASE AGREEMENT

                          Dated as of December 23, 1997

                                  by and among

                       TANKNOLOGY-NDE INTERNATIONAL, INC.,
              TANKNOLOGY/NDE CORPORATION, 2368692 CANADA, INC., and
             TANKNOLOGY-NDE CONSTRUCTION SERVICES, INC., as Sellers

                                       and

                         DH HOLDINGS CORP., as Purchaser

     This Amendment No. 1 (this "First Amendment") to Note, Preferred Stock and Warrant Purchase Agreement dated as of December 23, 1997 ("Note Purchase Agreement") by and among Tanknology-NDE International, Inc., Tanknology/NDE Corporation, 2368692 Canada, Inc., Tanknology-NDE Construction Services, Inc. (collectively, the "Sellers") and DH Holdings Corp. ("Purchaser") is entered into as of the 10th day of July, 1998.

                              W I T N E S S E T H:

     Sellers and Purchaser desire to amend the Note Purchase Agreement in accordance with the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises herein contained, and each intending to be legally bound hereby, the parties hereto agree as follows:

          1. Subsection (f)(iii) of Section 10 of the Note Purchase Agreement is hereby deleted.

          2. The word "and" is hereby added at the end of  subsection  (f)(i) of
     Section  10 and ";  and"  appearing  at the end of  subsection  (f)(ii)  of
     Section 10 is hereby deleted and a period is substituted therefor.

          3. This First Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

          4. Except as amended hereby, all terms and provisions of the Note Purchase Agreement shall remain in full force and effect.


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          5. This First Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement.

     The Parties have caused this First Amendment to be executed and delivered effective as of the date first above written.

                                             Sellers:

                                             TANKNOLOGY-NDE INTERNATIONAL, INC.


                                             By:    //s// JAY ALLEN CHAFFEE
                                                  ----------------------------
                                                  Name:  Jay Allen Chaffee
                                                  Its:  Chairman


                                             PROECO, INC.


                                             By:    //s// JAY ALLEN CHAFFEE
                                                  ----------------------------
                                                  Name:  Jay Allen Chaffee
                                                  Its:  Chairman


                                             TANKNOLOGY/NDE CORPORATION


                                             By:    //s// JAY ALLEN CHAFFEE
                                                  ----------------------------
                                                  Name:  Jay Allen Chaffee
                                                  Its:  Chairman


                                             2368692 CANADA, INC.


                                             By:    //s// JAY ALLEN CHAFFEE
                                                  ----------------------------
                                                  Name:  Jay Allen Chaffee
                                                  Its:  President



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


                                             TANKNOLOGY-NDE CONSTRUCTION
                                             SERVICES, INC.


                                             By:    //s// JAY ALLEN CHAFFEE
                                                  ----------------------------
                                                  Name:  Jay Allen Chaffee
                                                  Its:  Chairman


                                             Purchaser:

                                             DH HOLDINGS CORP.


                                             By:    //s// DANIEL COMAS
                                                  ----------------------------
                                                  Name:  Daniel Comas
                                                  Its:  Vice President


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